Exhibit 99.1 Annual Shareholders’ Meeting November 20, 2024

Agenda • Call to Order – David M. Orbach, Executive Chairman • Introduction of Directors and Senior Officers • Inspector of Election’s Report • Presentation of Proposals • Report to Shareholders • Vote Report • Adjournment Page 2

Business of Annual Shareholders Meeting 1. Election of Directors - Elect three directors to serve until the 2027 annual meeting: • Mary E. Davey • Thomas Lupo • John W. Mooney 2. The approval of the SR Bancorp, Inc. 2024 Equity Incentive Plan 3. The ratification of the appointment of Baker Tilly US, LLP to serve as the independent registered public accounting firm for the fiscal year ending June 30, 2025 Page 3

Overview of Somerset Regal Bank


Bergen
Morris
Warren
Essex
New York
Hudson
Union
Kings
Hunterdon
Richmond
Middlesex
Monmouth
Mercer

County	Rank	Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Projected Population Change 2024-2029 (%)	Median HH Income 2024 ($)	Projected HH Income Change 2024-2029 (%)
Somerset	10	5	353,133	2.00	2.27	132,529	6.44
Essex	16	4	222,445	0.78	1.02	73,032	8.44
Hunterdon	13	2	127,326	2.12	1.52	129,123	5.75
Middlesex	31	1	66,354	0.14	1.67	106,162	7.79
Union	27	1	24,823	0.10	1.01	96,357	9.72
Morris	26	1	15,967	0.06	1.73	128,868	5.18
Total		**14**	**810,048**				
New Jersey Franchise					**1.71**	**112,315**	**7.07**
State of New Jersey					**1.50**	**96,278**	**7.35**
National					**2.40**	**75,874**	**10.12**

Source: SNL Financial. Deposit information as of June 30, 2024.

Somerset Regal Bank Offices

★ **Bound Brook** 220 West Union Ave.	**Raritan** 802 Somerset St.
Flemington 141 Broad St.	**Roseland** 180 Eagle Rock Ave.
Florham Park 30 Columbia Turnpike	**Somerville** 64 West End Ave.
Livingston 66 W Mt. Pleasant Ave.	**Springfield** 899 Mountain Ave.
Manville 41 South Main St.	**Whitehouse** 410 Route 22 West
Middlesex 1305 Bound Brook Rd.	**West Orange** 641 Eagle Rock Ave.
Milburn 290 Milburn Ave.	**Somerset** 464B Elizabeth Ave.

- **Somerset Regal Bank is a New Jersey chartered commercial bank headquartered in Bound Brook.**
- **Operates 14 full-service branch locations in six counties in northern and central New Jersey.**
- **Converted to the fully public structure on September 19, 2023, raising $90.6 million.**
- **Following completion of the conversion and stock offering, Regal Bancorp merged with and into SR Bancorp.**
- **SR Bancorp trades on NASDAQ under the symbol SRBK.**

SR BANCORP
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Experienced Management Team William P. Taylor David M. Orbach Christopher J. Pribula Chief Executive Officer Executive Chairman of SR Bancorp President & Chairman of Executive Vice Chairman of Somerset Chief Operating Officer Somerset Regal Bank Regal Bank 41 Years of 22 Years of 40 Years of Banking Experience Banking Experience Banking Experience Employee Years of Since Experience James Castelletti, SVP, Senior Commercial Lending Officer 2023 25 Neil Viotto, SVP, Mortgage Lending 2011 28 Harris Faqueri, VP & CFO 2021 13 Dana DePace, SVP, HR 1999 25 Chris Heffernan, SVP, Chief Credit Officer 2013 20 Tony Cuzzolino, SVP, Retail Banking Manager 1990 38 Page 5

Board of Directors Director Since Mary E. Davey 1995 Marc Lebovitz 2023 Thomas Lupo 2023 John W. Mooney 2011 David M. Orbach, Executive Chairman 2023 Christopher J. Pribula, President and Chief Operating Officer 2018 James R. Silkensen 2011 Douglas M. Sonier, Audit Committee Chairman 1986 William P. Taylor, Chief Executive Officer 2007 Page 6

Financial Highlights Dollars in Thousands FY 2024 2025 FQ1 (except per share amounts) Assets $1,020,844 $1,052,960 Net Loans $731,859 $767,717 Deposits $807,100 $819,384 1 $3,919 $1,367 Core Net Income 1 $0.57 $0.16 Core EPS 1 0.40% 0.13% Core ROAA 2 $18.02 $18.30 Tangible Book Value Per Share Noninterest Exp / Avg Assets 3.51% 2.63% Non-Performing Assets $50 $9 Financial data for Somerset Regal Bank’s Fiscal Year Ended June 30 or for Somerset Regal Bank’s quarter ended September 30, 2024. Noninterest expenses include one-time merger expenses. 1) Core net income for fiscal year ended June 30, 2024 is defined as net income less $4.4 million in one-time merger related expenses, $4.2 million provision for credit losses on acquired loan portfolio, $5.4 million charitable contribution to the foundation and $4.5 million loss on the sale of AFS securities, tax affected. 2) Tangible book value per share is calculated based on total stockholders’ equity, excluding intangible assets (goodwill and core deposit intangibles), divided by total shares outstanding as of the periods indicated. Goodwill and core deposit intangibles were $28,141 and $27,755 at fiscal year end June 30, 2024 and FQ1 2025, respectively. Page 7

Financial Highlights – Total Assets • Assets grew significantly from the merger with Regal Bank in September 2023 st • Strong loan growth fueled 1 quarter 2025 asset growth $1,053.0M $1,020.8M $651.5M $648.6M $639.4M 2021 2022 2023 2024 Q1 2025 Loans Receivable, Net Securities - AFS Cash and Cash Equivalents Bank Owned Life Insurance Premises and Equipment, Net Securities - HTM Financial data for Somerset Savings Bank for 2021, 2022 and 2023 fiscal years and for Somerset Regal Bank for fiscal 2024 and for Somerset Regal Bank’s quarter ended September 30, 2024. Page 8

Financial Highlights - Loans Loan Composition at 9/30/24 CRE Concentration Consumer Mixed Use, Loans, 5.38% 1.52% SBA-C&I, Commercial Real 0.07% Non-Owner Estate, 11.51% Commercial Occupied, Loans, SBA-CRE, 46.55% 1.49% 0.51% Multi-Family, 27.45% Owner Occupied, 36.55% Multi-Family, 131.04% Residential Mortgages, 52.06% Owner occupied and Non-Owner Occupied CRE as a % of Tier 1 Capital • Less than 1% of our commercial loans are office. • We have no NYC exposure! Page 9

Financial Highlights - Loans Allowance for Credit Losses / Gross Loans NPLs / Gross Loans 0.71% 0.66% 0.09% 0.36% 0.33% 0.31% 0.01% 0.00% 0.00% 0.00% 0.00% 2021 2022 2023 2024 Q1 2025 2020 2021 2022 2023 2024 Q1 2025 NCOs / Avg. Loans 0.00% 0.00% 0.00% 0.00% 0.00% 2021 2022 2023 2024 Q1 2025 Financial data for Somerset Savings Bank for 2021, 2022 and 2023 fiscal years and for Somerset Regal Bank for fiscal 2024 and for Somerset Regal Bank’s quarter ended September 30, 2024. Page 10

Financial Highlights – Deposits Deposit Trends at 9/30/24 Gross Loans /Deposits Cost of 0.53% 1.63% 0.32% 0.46% 2.14% Deposits 94.31% $819.4M $807.1M 91.33% $510.0M $522.1M $503.9M 72.11% 64.30% 60.38% 2021 2022 2023 2024 Q1 2025 2021 2022 2023 2024 Q1 2025 Non-Interest Demand Deposits Interest-Bearing Deposits Savings and Club Accounts Time Deposits Financial data for Somerset Savings Bank for 2021, 2022 and 2023 fiscal years and for Somerset Regal Bank for fiscal 2024 and for Somerset Regal Bank’s quarter ended September 30, 2024. Page 11

Financial Highlights - Profitability Core ROAA* Core Net Income* $3,919 0.40% 0.31% 0.29% $1,995 $1,871 0.20% $1,367 $1,229 0.13% 2021 2022 2023 2024 Q1 2025 2021 2022 2023 2024 Q1 2025 Net Interest Margin Non Interest Expense / Avg Assets 3.51% 3.21% 2.63% 3.19% 2.03% 2.25% 1.70% 1.70% 1.95% 1.85% 2021 2022 2023 2024 Q1 2025 2021 2022 2023 2024 Q1 2025 Financial data for Somerset Savings Bank for 2021, 2022 and 2023 fiscal years and for Somerset Regal Bank for fiscal 2024 and for Somerset Regal Bank’s quarter ended September 30, 2024. Noninterest expenses for the fiscal year ended June 30, 2024 include $4.4 million in one-time merger expenses. *Core net income for fiscal year ended June 30, 2024 is defined as net income less $4.4 million in one-time merger related expenses, $4.2 million provision for Page 12 credit losses on acquired loan portfolio, $5.4 million charitable contribution to the foundation and $4.5 million loss on the sale of AFS securities, tax affected.

Creating Shareholder Value • On September 19, 2024, we adopted our initial stock repurchase program since becoming a public company. Under the repurchase program we may repurchase up to 950,793 shares, or 10% of our current shares outstanding. 2021 2022 2023 2024 Q1 2025 Tier 1 Capital (to average total assets) 19.9% 19.4% 19.6% 16.8% 16.1% Equity / Total Assets 19.1% 18.2% 18.7% 19.5% 19.0% 1 19.1% 18.2% 18.7% 17.3% 16.9% Tangible Equity / Tangible Assets 2 - - - 9,507,930 9,441,642 Common Shares Outstanding Financial data for Somerset Savings Bank for 2021, 2022 and 2023 fiscal years and for Somerset Regal Bank for fiscal 2024 and for Somerset Regal Bank’s quarter ended September 30, 2024. 1) Tangible book value per share is calculated based on total stockholders’ equity, excluding intangible assets (goodwill and core deposit intangibles), divided by total shares outstanding as of the periods indicated. Goodwill and core deposit intangibles were $28,141 and $27,755 at fiscal year end June 30, 2024 and FQ1 2025, respectively. 2) SR Bancorp, Inc. repurchased 66,288 shares at an average price of $11.11 during the 3 months ended September 30, 2024. Page 13

Overview of SR Bancorp, Inc. Stockholder Information (NASDAQ: SRBK) Ownership Market Information as of 11/15/24 Institutional 22.2% Total Market Cap (mm) $104.6 1 Insider* 12.6% Tangible Book Value $172,789 Tangible Book Value / Share $18.30 Price / Tangible Book 61% Price / LTM EPS NM Ownership information based on Proxy Statement and S&P Global Market Intelligence as of 9/30/24. Market information as of 11/15/24. *Includes 8.96% of the shares of common stock outstanding owned by the ESOP and the 401(k) Plan. 1) Tangible book value per share is calculated based on total stockholders’ equity, excluding intangible assets (goodwill and core deposit intangibles), divided by total shares outstanding as of the periods indicated. Goodwill and core deposit intangibles were $27,755 at FQ1 2025. Page 14

Creating Shareholder Value Price ($) Volume Price Volume (shares 000's) 20.00 200 18.00 175 16.00 150 14.00 125 Since IPO – September 20, 2023 12.00 100 10.00 75 Price on 11/15/24 - $11.08 8.00 50 6.00 25 4.00 70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% -10.0% -20.0% -30.0% 9/19/23 11/3/23 12/18/23 2/1/24 3/17/24 5/1/24 6/15/24 7/30/24 9/13/24 10/28/24 SRBK (10.8%) Nasdaq Bank (55.1%) KBW Nasdaq Regional Bank (45.9%) S&P 500 (32.1%) Source: S&P Global Market Intelligence as of 11/15/24. Page 15

Questions and Answers

220 W. Union Avenue Bound Brook, NJ 08805 somersetsavings.com